UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 20, 2006

DAG Media, Inc.
(Exact Name of Registrant as Specified in Charter)

New York	000-25991	11-3474831
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125-10 Queens Boulevard, Kew Gardens, NY	11415
(Address of Principal Executive Offices)	(Zip Code)

(718) 520-1000
(Registrant’s telephone number,
including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01.	Completion of Acquisition or Disposition Assets.

          On April 21, 2006, DAG Media, Inc. (the “Company”) filed a Form 8-K announcing that on April 20, 2006 (the “Closing Date”), the Company completed the sale of its Jewish directories business, pursuant to the Asset Purchase Agreement (the “Agreement”) which was executed on February 6, 2006 by and between the Company and DAG-Jewish Directories, Inc. (the “Buyer”), as previously disclosed on February 10, 2006, for payment of cash in the amount of $291,667, the delivery of a promissory note in the amount of $613,333 (which includes interest payments in the rate of 5% per annum) and the Buyer’s assumption of liabilities in the amount of approximately $3,047,000.

          This Form 8-K/A is being filed to include the required pro forma financial information.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAG MEDIA, INC.

Dated: June 28, 2006	By:	/s/ Assaf Ran

Name: Assaf Ran
Title: President and Chief Executive Officer

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

          DAG Media, Inc. (the “Company”) entered into an asset purchase agreement to sell the assets and liabilities of the Company’s two Jewish directories (the “directories business”) to DAG-Jewish Directories, Inc., a buying entity that was established by a group of sales agencies’ owners and several of the Company’s employees (the “Buyer”) for total consideration of $875,000 which consists of $291,667 in cash and a promissory note of $613,333 (including an interest of $30,000) to be paid over 24 monthly installments of $25,556 and the assumption of liabilities relating to the Jewish Directories business in the amount of $3,047,000.

          The accompanying pro forma consolidated balance sheet as of March 31, 2006 is presented as if the transaction was closed on March 31, 2006. Pro forma adjustments were made to reflect the removal of assets sold and liabilities assumed by the buyer in the transaction. In addition a deferred gain was established in order to reflect the non cash portion of the sale which is being deferred until received or where there is no significant uncertainty about realization of the amount receivable.

          The accompanying pro forma consolidated statements of operations for the three month period ended March 31, 2006 and for the year ended December 31, 2005 are presented as if the transaction was closed on January 1, 2005. Pro forma adjustments were made to reflect the Company’s revenue and expenses related to the operation of the directories business and the recognition of the gain based on the actual cash received and the excess of the liabilities assumed over the assets purchased. The non cash portion is being recognized when it is received.

          The Company’s information was derived from its consolidated financial statements included in its Form 10-KSB for the year ended December 31, 2005 and its Form 10-QSB for the three month period ended March 31, 2006.

          The pro forma statements are for illustrative purposes only and should be read in conjunction with the Form 10-KSB for the year ended December 31, 2005, the Form 10-QSB for the three month period ended March 31, 2006 and with the accompanying notes to the pro forma statements. The pro forma statements may not be indicative of either future results of operations or the results that would have occurred had the sale actually been consummated on January 1, 2005. The pro forma statements are based upon currently available information and upon certain assumptions that the Company believes are reasonable under the circumstances.

DAG MEDIA, INC. AND SUBSIDIARY
PRO FORMA CONSOLIDATED BALANCE SHEET
MARCH 31, 2006 (UNAUDITED)

	As Reported	Jewish Directories		Pro Forma

Assets
Current assets:
Cash and cash equivalents	$3,325,439	$291,667	a	$3,617,106
Marketable securities	2,652,430	—		2,652,430
Short term investment – insurance annuity contract – at fair value	1,091,940	—		1,091,940

Total cash and cash equivalents, marketable securities and short terms investments	7,069,809	291,667		7,361,476

Other current assets	17,587	—		17,587
Current assets of discontinued operations	2,023,520	(2,023,520	) c	—
Due from DAG Jewish, current portion	—	291,667	b	291,667

Total current assets	9,110,916	(1,440,186)		7,670,730

Property and equipment, net	30,950	—		30,950
Other assets	167,526	—		167,526
Other assets of discontinued operations	359,421	(359,421	) c	—
Due from DAG Jewish, net of current portion	—	291,667	b	291,667

Total assets	$9,668,813	$(1,507,940)		$8,160,873

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$98,304	—		$98,304
Current liabilities of discontinued operations	3,185,057	(3,046,502	) c	138,555
Deferred gain from sale of Jewish Directories	—	950,665	d	950,665

Total current liabilities	3,283,361	(2,095,837)		1,187,524

Shareholders’ equity:
Preferred shares - $.01 par value; 5,000,000 shares authorized; no shares issued	—	—		—
Common shares - $.001 par value; 25,000,000 shares authorized; 3,211,190 shares issued and 3,142,460 shares outstanding	3,211	—		3,211
Additional paid-in capital	8,627,894	—		8,627,894
Treasury stock, at cost	(231,113)	—		(231,113)
Stock subscription receivable	(18,012)	—		(18,012)
Deferred compensation	(20,981)	—		(20,981)
Accumulated other comprehensive loss	(189,069)	—		(189,069)
Accumulated deficit	(1,786,478)	587,897	e	(1,198,581)

Total shareholders’ equity	6,385,452	587,897		6,973,349

Total liabilities and shareholders’ equity	$9,668,813	$(1,507,940)		$8,160,873

Summary of Pro Forma Adjustments assuming that the transaction closed at March 31, 2006:

a.	The purchase price received at the closing date.

b.	Note receivable for $583,333 which bears interest at 5% per annum to be paid over 24 monthly installments.

c.	To remove assets sold and liabilities assumed in the transaction.

d.	Deferred gain on sale of directories.

e.	Excess of liabilities assumed over assets sold and the purchase price received at the closing date, which has been recognized as a gain upon closing of the transaction.

DAG MEDIA, INC. AND SUBSIDIARY
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
MARCH 31, 2006 (UNAUDITED)

	As Reported Results	Jewish Directories		Pro Forma

Operating costs and expenses:
General and administrative expenses	$206,833	—		$206,833

Total operating costs and expenses	206,833	—		206,833

Loss from operations	(206,833)	—		(206,833)

Other expenses	(42,629)	3,750	b	(38,879)

Loss from continuing operations	(249,462)	3,750		(245,712)

Discontinued Operations:
Loss on the sale of discontinued operations	(158,585)	72,917	a	(85,668)
Income from discontinued operations	38,844	(38,844	) c	—

Loss from discontinued operations	(119,741)	34,073		(85,668)

Net loss	$(369,203)	$37,823		$(331,380)

Basic and Diluted net loss per common share outstanding:
Continuing operations	$(0.08)			$(0.08)
Discontinued operations	$(0.04)			$(0.03)

Total net loss per common share – Basic and Diluted	$(0.12)			$(0.11)

Weighted average number of common shares outstanding:
- Basic and Diluted	3,142,460			3,142,460

Summary of Pro Forma Adjustments assuming the transaction closed on January 1, 2005:

a.

Gain on sale of Jewish Directories assuming note receivable payments made timely for the three months. The remaining $218,750 of the purchase price which bearing interest at 5% per annum will be recognized as a gain upon cash receipt or when there is no significant uncertainty about realization of the amount receivable.

b.	Interest income on the note receivable.

c.	Revenue and expenses relates directly to Jewish Directories business.

DAG MEDIA, INC. AND SUBSIDIARY
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
DECEMBER 31, 2005 (UNAUDITED)

	As Reported Results	Jewish Directories		Pro Forma

Advertising revenues, net	$4,447,430	$(4,447,430)	c	—
Publishing costs	659,463	(659,463)	c	—

Gross profit	3,787,967	(3,787,967)		—
Operating costs and expenses:
Selling expenses	2,125,700	(2,125,700)	c	—
General and administrative expenses	2,631,305	(1,990,000)	c	641,305

Total operating costs and expenses	4,757,005	(4,115,700)		641,305

Loss from operations	(969,038)	327,733		(641,305)

Interest income	224,977	15,000	b	239,977
Realized gain on marketable securities	288,008	—		288,008

Total other income	512,985	15,000		527,985

(Loss) income from continuing operations before provision for income taxes	(456,053)	342,733		(113,320)
Provision for income taxes	—	—		—

(Loss) income from continuing operations	(456,053)	342,733		(113,320)

Discontinued Operations:
Gain on sale of Jewish Directories	—	788,347	a,d	788,347	d
Loss from Sale of Blackbook	(55,000)	—		(55,000)

(Loss) income from discontinued operations	(55,000)	788,347		733,347

Net (loss) income	$(511,053)	$1,131,080		$620,027

Basic net (loss) income per common share outstanding

Continuing operations	$(0.14)			$(0.03)
Discontinued operations	$(0.02)			$0.23

Total net (loss) income per common share - Basic	$(0.16)			$0.20

Diluted net (loss) income per common share outstanding
Continuing operations	$(0.14)			$(0.04)
Discontinued operations	$(0.02)			$0.24

Total net (loss) income per common share - Diluted	$(0.16)			$0.20

Weighted average number of common shares outstanding

Outstanding
- Basic	3,118,381			3,118,381

- Diluted	3,118,381			3,173,999

Summary of Pro Forma Adjustments assuming the transaction closed on January 1, 2005:

a.

Gain on sale of Jewish Directories net of expenses and assuming note receivable payments made timely for the first year. The remaining $291,667 of the purchase price which bearing interest at 5% per annum will be recognized as a gain upon cash receipt or when there is no significant uncertainty about realization of the amount receivable.

b.	Interest income on the note receivable.

c.	Revenue and expenses relates directly to Jewish Directories business.

d.	An additional $367,332 (from our Pro Forma statement), which was derived from the certain liabilities assumed by the buyers, was reclassified as deferred gain.